Exhibit 10.3

FIRST AMENDMENT TO THE
PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of June 27, 2022, is entered into by and among the following parties:
(i)COMPASS MINERALS AMERICA INC., as Servicer (in such capacity, the “Servicer”) and as a continuing Originator (in such capacity, the “Continuing Originator”);
(ii)COMPASS MINERALS USA INC., as released Originator (the “Released Originator”); and
(iii)COMPASS MINERALS RECEIVABLES LLC, as Buyer (the “Buyer”).
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Sale Agreement described below.
BACKGROUND
A.The parties hereto are parties to the Purchase and Sale Agreement, dated as of June 30, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Sale Agreement”).
B.Concurrently herewith, the Servicer, the Buyer, as borrower, the Lenders party thereto and the Administrative Agent are entering into that certain First Amendment to Receivables Financing Agreement, dated as of the date hereof (the “Receivables Financing Agreement Amendment”).
C.The parties hereto desire to amend the Sale Agreement as set forth herein.
NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1.Amendments to the Sale Agreement. The Sale Agreement is hereby amended as follows:
(a)Schedule I to the Sale Agreement is hereby replaced in its entirety with Schedule I attached hereto; and
(b)Schedule II to the Sale Agreement is hereby replaced in its entirety with Schedule II attached hereto.
(c)Schedule III to the Sale Agreement is hereby replaced in its entirety with Schedule III attached hereto.
(d)Schedule V to the Sale Agreement is hereby replaced in its entirety with Schedule V attached hereto.

SECTION 2.Release of Released Originator. The parties hereto hereby agree that after the Effective Date (as defined below), the Released Originator shall no longer (a) be party to the Sale Agreement or any other Transaction Document and shall no longer have any obligations or
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rights thereunder and (b) sell any Receivables or Related Rights to the Buyer under the Sale Agreement.
SECTION 3.Delegation and Assumption of Released Originator’s Obligations. Effective immediately prior to the removal of the Released Originator as a party to the Sale Agreement pursuant to Section 2 above, the Released Originator hereby delegates to the Continuing Originator, and the Continuing Originator hereby assumes, all of the Released Originator’s duties, obligations and liabilities under the Sale Agreement and each of the other Transaction Documents that arose or accrued on or prior to the Effective Date.
SECTION 4.Acknowledgement and Agreement. Each of the parties hereto hereby acknowledges and agrees that each of the Receivables and Related Rights heretofore sold, transferred or assigned by the Released Originator to the Buyer pursuant to the Sale Agreement shall remain property of the Buyer and that the Buyer is not selling, transferring or assigning any such property to the Released Originator in connection with this Amendment.
SECTION 5.Termination of Intercompany Loan Agreement. Concurrently with the effectiveness of this Amendment, the Released Originator and the Buyer hereby terminate that certain Intercompany Loan Agreement entered into between the Released Originator and the Buyer in connection with the Purchase and Sale Agreement (such agreement, the “Released Originator Loan Agreement”). The Released Originator hereby acknowledges and agrees that as of the date hereof, all the Buyer’s outstanding obligations (including, without limitation, any payment obligations) under the Released Originator Loan Agreement have been finally and fully paid and performed.
SECTION 6.Representations and Warranties of the Continuing Originator and Servicer. The Continuing Originator and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)Representations and Warranties. The representations and warranties made by it in the Sale Agreement and each of the other Transaction Documents it which it is a party are true and correct as of the date hereof.
(b)Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
(c)No Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 7.Authorization to File Financing Statement. Upon the effectiveness of this Amendment, the Buyer, the Administrative Agent and each Group Agent hereby authorizes the Released Originator to file (at the expense of the Released Originator) a UCC-3 amendment terminating the UCC-1 financing statements naming the Released Originator as debtor listed on Schedule A hereto.

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SECTION 8.Effect of Amendment; Ratification. All provisions of the Sale Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Sale Agreement (or in any other Transaction Document) to “this Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Sale Agreement shall be deemed to be references to the Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Sale Agreement other than as set forth herein. The Sale Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 9.Effectiveness. This Amendment shall become effective as of the date hereof (such date, the “Effective Date”), concurrently with the effectiveness of the Receivables Financing Agreement Amendment, upon the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto.
SECTION 10.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 11.Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.
SECTION 12.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 13.GOVERNING LAW AND JURISDICTION.
(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES

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HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 14.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Sale Agreement or any provision hereof or thereof.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPASS MINERALS RECEIVABLES LLC, as Buyer
By:	/s/ Lorin Crenshaw
Name:	Lorin Crenshaw
Title:	Chief Financial Officer

COMPASS MINERALS AMERICA INC., as Servicer and as a Continuing Originator
By:	/s/ Lorin Crenshaw
Name:	Lorin Crenshaw
Title:	Chief Financial Officer

COMPASS MINERALS USA INC., as a Released Originator
By:	/s/ Lorin Crenshaw
Name:	Lorin Crenshaw
Title:	Chief Financial Officer

S-1

First Amendment to PSA (Compass)

Acknowledged and Agreed:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Senior Vice President
S-2

First Amendment to PSA (Compass)

Schedule I
LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
Compass Minerals America Inc.	Delaware
    Schedule I-1

Schedule II
LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
Compass Minerals America Inc.	9900 West 109th Street, Suite 100, Overland Park, KS 66210
Schedule II-1

Schedule III
TRADE NAMES

ORIGINATORS	TRADE NAMES
Compass Minerals America Inc.	NASC Cutler-Magner North American Salt Company

Schedule III-1

Schedule V
LOCATIONS OF MINING OPERATIONS AND MINEHEADS

[UCC-1 Property Descriptions to be added]
    Schedule V-1

Exhibit A
UCC-1 Financing Statements to be Terminated

Debtor: Compass Minerals USA Inc.
Secured Party / Assignor(s): Primary: PNC Bank, National Association | Assignor(s): Compass Minerals Receivables LLC
Filing Office	File Numbers	File Date(s)	Current Lapse Date	Notes
Delaware SOS	Orig. - 2020 4511202	6/30/2020	6/30/2025	State-level filing
Rice County-KS	Orig. - 202001170	7/3/2020	7/3/2025	R.E.-filing “As Extracted” collateral (Property A)
Rice County-KS	Orig. - 202001172	7/3/2020	7/3/2025	R.E.-filing “As Extracted” collateral (Property B)
St. Mary Parish-LA	Orig. - Entry No. 51 90332	7/2/2020	7/2/2025	R.E.-filing “As Extracted” collateral
Box Elder County-UT	Orig. - Entry No. 413999 B 1419 P 1766	7/2/2020	7/2/2025	R.E.-filing “As Extracted” collateral (Property A)
Box Elder County-UT	Orig. – Entry No. 414000 B 1419 P 1780	7/2/2020	7/2/2025	R.E.-filing “As Extracted” collateral (Property B)
Weber County-UT	Orig. – Entry No. 3066723	7/7/2020	7/2/2025	R.E.-filing “As Extracted” collateral (Property A)
Weber County-UT	Orig. – Entry No. 3066725	7/7/2020	7/2/2025	R.E.-filing “As Extracted” collateral (Property B)